UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2017

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1, 3, 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Qumu Corporation (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on October 31, 2017 disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2017 and hereby furnishes as Exhibit 99.2 statements of Vern Hanzlik, its President and Chief Executive Officer, made on November 1, 2017 at a telephone conference relating to the quarter ended September 30, 2017 results.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On October 26, 2017, David Ristow was appointed as the Company’s Interim Chief Financial Officer effective November 7, 2017.
Mr. Ristow, age 47, will serve as interim Chief Financial Officer until the Company completes its search for a new Chief Financial Officer. From April 2017 until the Company’s engagement, Mr. Ristow acted as Chief Financial Officer of Ascent Solutions, a consulting company delivering cybersecurity, cloud, IT strategy, and infrastructure enablement services. From July 2016 to April 2017, Mr. Ristow acted as Chief Financial Officer for eGrowcery, an international e-commerce software business. From January 2016 to June 2016, Mr. Ristow acted as the Chief Financial Officer of Noribachi, a manufacturer of high output commercial lighting solutions operating on an Internet Of Things platform. From 2012 to 2016, Mr. Ristow acted as Chief Financial Officer of portfolio companies and Director of Investments for Eurovestech Plc. From 2007 to 2012, Mr. Ristow acted as Chief Financial Officer of KSS Retail, an international software business providing price optimization solutions to retailers throughout the world, which was sold in January 2010. Mr. Ristow has a B.S. in Accounting from the University of Southern California and began his finance career with Deloitte. Mr. Ristow is an actively licensed Certified Public Accountant, member of the CGMA and veteran of the USMC.
On October 26, 2017, the Company entered into statement of work under a client services agreement with Salo, LLC for the provision of Mr. Ristow’s services as the Company’s Interim Chief Financial Officer. Pursuant to statement of work, the Company will pay Salo $245 per hour for Mr. Ristow’s services to the Company. The statement of work is terminable by either party upon 30 days’ advance written notice.
Other than as described above, Mr. Ristow has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any transactions currently proposed.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on October 31, 2017.

99.2	Statements of Vern Hanzlik, President and Chief Executive Officer, at a telephone conference held on November 1, 2017.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ Vern Hanzlik
Vern Hanzlik
President and Chief Executive Officer

Date: November 1, 2017